[RZB LOGO]


     April  22,  1998



Penn  Octane  Corporation
900  Veterans  Blvd.,  #240
Redwood  City,  CA  94063

Attention:  Mr.  Jerry  Richter

Gentlemen:

     We wish to advise you that effective April 22, 1998 the terms of our line letter dated October 14, 1997 are amended as follows: The aggregate principal sum and face amount available under the credit facility is Seven million dollars ($7,000,000) instead of six million dollars ($6,000,000). All other terms and conditions remain unchanged.

This amendment letter forms an integral part of the line letter dated October 14, 1997.

                                        Very  truly  yours,

                                        RZB  FINANCE  LLC

                                        By:      Pearl  Geffers
                                           --------------------

                                        By:

Accepted  and  Agreed  to  on  this
__24___  day  of  _April,  1998
 ------            -----

Penn  Octane  Corporation

By:     J.B.  Richter  -  President
        ---------------------------

By:     Ian  T.  Bothwell  -  V.P.
        --------------------------


RZB  FINANCE  LLC 1133 Avenue of the Americas, 16th Floor, New York, NY. 10036 -
-----------------
Telephone  -  (212)  845-4100,  Fax  -  (212)  944-2093,  Telex:
7500227 RZBLLCNY - A WHOLLY OWNED SUBSIDIARY OF RAIFFEISEN ZENTRALBANK STERREICH AG (RZB-AUSTRIA) -
Head Office: A-1030 Vienna, Am Stadtpark 9, Postal address: A-1011 Vienna, PO Box 50 - Member of UNICO Banking Group
RZB  FINANCE  LLC 1133 Avenue of the Americas, 16th Floor, New York, NY. 10036 -
-----------------
Telephone  -  (212)  845-4100,  Fax  -  (212)  944-2093,  Telex:
7500227 RZBLLCNY - A WHOLLY OWNED SUBSIDIARY OF RAIFFEISEN ZENTRALBANK STERREICH AG (RZB-AUSTRIA) -
Head Office: A-1030 Vienna, Am Stadtpark 9, Postal address: A-1011 Vienna, PO Box 50 - Member of UNICO Banking Group

PROMISSORY  NOTE


PROMISSORY  NOTE  (the  "Note")  of  the  Borrower  named below delivered to RZB
                         ----
Finance  LLC  ("RZB")  dated  April  22,  1998
                ---

1.     SPECIAL  TERMS
       --------------

     The following terms and provisions shall apply to this Note; definitions of terms in this or other sections of this Note expressed in the singular shall include the plural and vice versa.
                           ----  -----

     Borrower:  Penn  Octane  Corporation
     --------

     a  ___Delaware_____________  Corporation
           --------
     (jurisdiction  of  incorporation)

     Principal  Amount  of  this  Note:
     ----------------------------------

     Seven  Million  Dollars

     ($7,000,000)

     Margin:  1%  p.a.
     ------

     Loan  Documents:  Amendment to Line Letter dated April 22, 1998 between the
     ---------------
Borrower and RZB, Line Letter dated October 14, 1997, between the Borrower and RZB, General Security Agreement dated October 14, 1997, between the Borrower and RZB, Continuing Agreement for Letters of Credit dated October 14, 1997, between the Borrower and RZB, Guaranty and Agreement dated October 14, 1997 between Jerome Richter (the "Guarantor") and RZB, and all other agreements from time to time executed by the Borrower or the Guarantor for the benefit of RZB, in each case as amended, modified or supplemented from time to time.

     Minimum  Repayment  Amount:  $100,000
     --------------------------


2.     PRINCIPAL  AND  INTEREST
       ------------------------

     FOR VALUE RECEIVED, the Borrower promises to pay to the order of RZB, ON DEMAND, the Principal Amount of this Note specified in Section 1 or, if less, the then-outstanding principal amount of all loans (each a "Loan" and
                                                                     ----
collectively,  the  "Loans")  made  to  the Borrower by RZB pursuant to the Loan
                     -----
Documents. In no event shall the maturity date of any Loan be more than 30 days after the date such Loan is made.

     The Borrower promises also to pay interest on the unpaid principal amount of each Loan (after as well as before judgment) from the date thereof until maturity (whether on demand, by acceleration or otherwise) at a rate per annum equal to the Margin specified in Section 1 plus the Base Lending Rate from time to time in effect, such interest to be payable on the last Business Day of each calendar month and at such maturity.

     Notwithstanding the preceding sentence, the Borrower shall also pay interest at a rate per annum equal to 2% plus the Margin plus the Base Lending Rate from time to time in effect, on any principal of the Loan and, to the extent permitted by law, on any interest or other amount payable by the Borrower hereunder which shall not be paid in full when due (whether on demand, by acceleration or otherwise) from such due date until paid in full (after as well as before judgment), such interest to be payable on demand.

     All interest shall be computed on the basis of the number of days actually elapsed in a 360-day year.

     Definitions
     -----------

     The term "Business Day" means any day other than a Saturday, Sunday, or any
               ------------
day which shall be in New York City a legal holiday or a day on which banking institutions are authorized by law to close.

     The term "Base Lending Rate" means, for any day, the higher of (i) the rate
               -----------------
announced by The Chase Manhattan Bank (the "Bank") from time to time at its principal office in New York, New York as its prime rate for domestic (United States) commercial loans in effect on such day and (ii) the Federal Funds Rate in effect on such day plus 1/2%. (Such Base Lending Rate is not necessarily intended to be the lowest rate of interest charged by the Bank in connection with extensions of credit.) Each change in the Base Lending Rate shall result in a corresponding change in the interest rate and such change shall be effective on the effective date of such change in the Base Lending Rate.

     The  term  "Federal  Funds  Rate" means, for any day, the overnight federal
                 --------------------
funds rate in New York City, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) in the Federal Reserve Statistical Release H.15 (519) or any successor publication, or if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on overnight federal funds transactions in New York City received by the Bank from three federal funds brokers of recognized standing selected by the Bank.

3.     ALL  PAYMENTS
       -------------

     Each payment by the Borrower pursuant to this Note shall be made prior to 1:00 P.M. (New York time) on the date due and shall be made without set-off or counterclaim to RZB at such account as RZB shall designate, or in the absence of such designation, to RZB at its office, presently located at 1133 Avenue of the Americas, New York, NY 10036, or as RZB may otherwise direct and in such amounts as may be necessary in order that all such payments (after withholding for or on account of any present or future taxes, levies, imposts, duties or other similar charges of whatsoever nature imposed by any government or any political subdivision or taxing authority thereof, other than any tax on or measured by the net income of RZB pursuant to the income tax laws of the jurisdiction where RZB's principal or lending office is located) shall not be less than the amounts otherwise specified to be paid under this Note. Each such payment shall be made in lawful currency of the United States of America and in immediately available funds. If the stated due date of any payment required hereunder is other than a Business Day, such payment shall be made on the next succeeding Business Day and interest at the applicable rate shall accrue thereon during such extension.

     The Borrower will have the right to repay all or any portion of a Loan prior to demand only if RZB has been notified prior to 10:00 a.m. (New York time) on the day of any repayment, provided that each partial repayment shall not be less than the Minimum Repayment Amount. All repayments pursuant to this paragraph shall be accompanied by the payment of all accrued interest on the principal amount so paid.

4.     REPRESENTATIONS  AND  WARRANTIES
       --------------------------------

     The Borrower represents and warrants that all acts, filings, conditions and things required to be done and performed and to have happened (including, without limitation, the obtaining of necessary governmental approvals) precedent to the issuance of this Note to constitute this Note the duly authorized, legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, have been done, performed and have happened in due and strict compliance with all applicable laws.

5.     DEFAULT
       -------

     Without limiting the right of RZB to demand payment of the Loans evidenced hereby at any time in its sole discretion, if any of the following events shall occur: default in payment of any amount due hereunder to the holder hereof, whether on demand or otherwise; suspension or liquidation by the Borrower of its usual business or suspension or expulsion of the Borrower from any exchange; calling of a meeting of creditors; assignment by the Borrower for the benefit of creditors; dissolution, bulk sale or notice thereof effected or given by the Borrower; creation of a security interest in any assets of the Borrower which are or shall be subject to liens granted to the holder hereof by the Borrower without consent of the holder hereof; insolvency of any kind, attachment, distraint, garnishment, levy, execution, judgment, application for or appointment of a receiver or custodian, filing of a voluntary or involuntary petition under any provision of the U.S. Bankruptcy Code or amendments thereto, of, by or against the Borrower or any property or rights of the Borrower; filing of a petition or institution of any proceeding by or against the Borrower for any relief under any bankruptcy or insolvency laws or any laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, compositions or extensions; any governmental authority or any court at the instance of any governmental authority shall take possession of any substantial part of the property of the Borrower or shall assume control over the affairs or operations of the Borrower; any statement, representation or warranty made by the Borrower in any document, agreement or financial statement delivered to RZB shall prove to be false in any material respect when made; failure of the Borrower or any other party thereto to comply with any term of any of the Loan Documents; failure of the Borrower, on request, to furnish to RZB any financial information, or to permit inspection by RZB of any books or records; any change in, or discovery with regard to, the condition or affairs of the Borrower which, in RZB's opinion, increases its credit risk; or if RZB for any other reason deems itself insecure; then, the indebtedness evidenced by this Note, and all accrued interest thereon shall become absolute, due and payable without demand or notice to the Borrower. Upon default in the due payment of this Note, or whenever the same or any installment of principal or interest hereof shall become due in accordance with any of the provisions hereof (whether on demand or otherwise), RZB may, but shall not be required to, exercise any or all of its rights and remedies, whether existing by contract, law or otherwise, with respect to any collateral security delivered in respect of the indebtedness evidenced hereby.

6.     MISCELLANEOUS
       -------------

     This Note is delivered pursuant to, and entitled to the benefits of, the Loan Documents.

     The Loans and principal repayments thereof may be recorded on the records of RZB and, prior to any transfer of, or any action to collect, this Note, the outstanding principal amount of each Loan shall be endorsed on this Note, together with the date of such endorsement. Any such recordation or endorsement shall constitute prima facie evidence of the accuracy of the information so
                   -----  -----
recorded or endorsed (provided, however, that the failure of RZB to record any of the foregoing shall not limit or otherwise affect the obligation of the Borrower to repay all the Loans (including interest thereon) and its other obligations hereunder and under the Loan Documents). The Bank may charge any account of the Borrower with the Bank for amounts payable under this Note.

     Each payment of principal of, or interest on, the Loans shall constitute an acknowledgment of the indebtedness of the Borrower under the Loan Documents and this Note. The Borrower:

     a. waives presentment, demand, protest and other notice of any kind in connection with this Note, and

     b. agrees to pay to the holder hereof, on demand, all costs and expenses (including reasonable legal fees) incurred in connection with the enforcement and collection of this Note.

     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW), BUT THIS SHALL NOT LIMIT THE RATE OF INTEREST WHICH MAY BE CHARGED BY RZB UNDER OTHER APPLICABLE LAW.

     The Borrower hereby agrees that ANY LEGAL ACTION OR PROCEEDING AGAINST THE BORROWER WITH RESPECT TO THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE CITY OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK as RZB may elect, and, by execution and delivery hereof, the Borrower accepts and consents to, for itself and in respect to its property, generally and unconditionally, the jurisdiction of the aforesaid courts and agrees that such jurisdiction shall be exclusive, unless waived by RZB in writing, with respect to any action or proceeding brought by it against RZB and any questions relating to usury. Nothing herein shall limit the right of RZB to bring proceedings against the Borrower in the courts of any other jurisdiction. Service of process out of any such courts may be made by mailing copies thereof by registered or certified mail, postage prepaid, to the Borrower at its address for notices as specified herein and will become effective 30 days after such mailing. The Borrower agrees that Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York shall apply to this Note and, to the maximum extent permitted by law, waives any right to stay or to dismiss any action or proceeding brought before said courts on the basis of forum non
                                                                       ----- ---
conveniens.
-----------

     AFTER REVIEWING THIS PROVISION SPECIFICALLY WITH ITS RESPECTIVE COUNSEL, EACH OF THE BORROWER AND RZB HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE BORROWER OR RZB. THIS PROVISION IS A MATERIAL INDUCEMENT FOR RZB MAKING THE LOANS TO THE BORROWER.

     Nothing contained in this Note shall be deemed to establish or require the payment of a rate of interest in excess of the maximum rate permitted by applicable law (the "Maximum Rate"). If the amount of interest payable for any
                      ------------
interest  payment  period  ending  on  any  interest  payment date calculated in accordance  with  the  provisions  of  this  Note  (said amount, the "Calculated
                                                                      ----------
Interest")  exceeds  the  amount  of  interest  that  would  be payable for such
      --
interest  payment  period  had  interest  for  such interest payment period been
      -
calculated at the Maximum Rate, there shall be paid on such interest payment date an amount of interest calculated on the basis of the Maximum Rate for such interest payment period. If on any subsequent interest payment date, (i) the Calculated Interest for the interest payment period ending on such subsequent interest payment date (the "Current Interest Period") is less than the amount of
                            -----------------------
interest that would be payable for such Current Interest Period had interest for such Current Interest Period been calculated on the basis of the Maximum Rate and (ii) any portion of the excess (if any) of Calculated Interest for any prior interest payment period over interest calculated at the Maximum Rate for such prior interest payment period (the "Outstanding Interest Amount") remains
                                         -----------------------------
unpaid, then on such subsequent interest payment date there shall be paid, as provided herein, additional interest for such Current Interest Period in an amount equal to the lesser of (i) the theretofore unpaid Outstanding Interest Amounts for all prior interest payment periods or (ii) an amount that, when added to the amount of Calculated Interest payable for such Current Interest Period, results in the payment of interest for such Current Interest Period at the Maximum Rate.

     IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed and delivered by its duly authorized officer(s).



PENN  OCTANE  CORPORATION.


By____J.B.  Richter__________________
      -------------
  Name:
  Title:

Address  of  Borrower  for  Notices:

____________________________________

____________________________________

____________________________________